UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2008
VAXGEN, INC.
(Exact name of Registrant as Specified in its Charter)

DELAWARE (State or other jurisdiction of organization)	0-26483 (Commission File Number)	94-3236309 (I.R.S. Employer incorporation or Identification Number)
349 OYSTER POINT BOULEVARD, SOUTH SAN FRANCISCO, CALIFORNIA 94080
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (650) 624-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1—REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.
     On March 28, 2008, VaxGen entered into a Termination of Merger Agreement, Acknowledgment and Amendment to Loan Agreement and Secured Promissory Note (the “Termination Agreement and Amendment”), terminating that certain Agreement and Plan of Merger between Raven biotechnologies, inc. (“Raven”) and two wholly-owned subsidiaries of VaxGen, TLW Merger Sub, Inc. (“Merger Sub I”) and TLW, LLC (“Merger Sub II”), dated November 12, 2007, as amended December 20, 2007 and February 28, 2008 (the “Merger Agreement”), and amending that certain Loan Agreement (the “Loan Agreement”) entered into by and between VaxGen and Raven on November 12, 2008.
     Under the Termination Agreement and Amendment, the parties mutually agreed to terminate the Merger Agreement effective immediately. The Termination Agreement and Amendment also amended the terms of the Loan agreement to permit Raven enter into new transactions to finance its operations, to delete in its entirety the terms governing Raven’s compensation matters, and the promissory note (the “Note”) underlying the Loan Agreement was amended to provide that the principal note amount and all unpaid interest shall be due and payable on the earlier of June 1, 2009 or an event of default, as defined in the Note.
     The Termination Agreement and Amendment is attached to this report as Exhibit 10.1. The foregoing description is qualified in its entirety by reference to the full text of the Amendment.

Item 1.02.	Termination of a Material Definitive Agreement.
     Reference is made to Item 1.01, above.

Item 8.01.	Other events.
     On March 28, 2008, VaxGen issued a press release titled “VaxGen and Raven Terminate Merger Agreement.”
     This press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit
Number	Description

10.1	Termination of Merger Agreement, Acknowledgment and Amendment to Loan Agreement and Secured Promissory Note, dated March 28, 2008, by and among VaxGen, Inc. and Raven biotechnologies, inc.

99.1	Press release dated March 28, 2008 titled “VaxGen and Raven Terminate Merger Agreement”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VaxGen, Inc. (Registrant)
Dated: March 28, 2008	By:	/s/ Matthew J. Pfeffer
Matthew J. Pfeffer
Senior Vice President, Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Termination of Merger Agreement, Acknowledgment and Amendment to Loan Agreement and Secured Promissory Note, dated March 28, 2008, by and among VaxGen, Inc. and Raven biotechnologies, inc.

99.1	Press release dated March 28, 2008 titled “VaxGen and Raven Terminate Merger Agreement”